FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2019
Financial Instruments [Abstract]
FINANCIAL RISK MANAGEMENT
FINANCIAL RISK MANAGEMENT

We are exposed to a variety of financial risks as a result of our operations, including market risk (which includes price risk, currency risk and interest rate risk), credit risk and liquidity risk. Our overall risk management strategy seeks to reduce potential adverse effects on our financial performance. Risk management is carried out under policies approved by our Board of Directors.
We may, from time to time, use foreign exchange contracts, commodity price contracts, equity hedges and interest rate swaps to manage our exposure to fluctuations in foreign currency, metal and energy prices, marketable securities values and interest rates. We do not have a practice of trading derivatives. Our use of derivatives is limited to specific programs to manage fluctuations in foreign exchange, diesel prices and marketable securities risks, which are subject to the oversight of our Board of Directors.
The risks associated with our financial instruments, and the policies on how we mitigate those risks are set out below. This is not intended to be a comprehensive discussion of all risks.
a)Market Risk
This is the risk that the fair values of financial instruments will fluctuate owing to changes in market prices. The significant market risks to which we are exposed are price risk, currency risk and interest rate risk.
(i)  Price Risk
This is the risk that the fair values or future cash flows of our financial instruments will fluctuate because of changes in market prices. Income from mine operations in the next year depends on the metal prices for gold and silver, lead and zinc and also prices of input commodities such as diesel. These prices are affected by numerous factors that are outside of our control, such as:
▪global or regional consumption patterns;
▪the supply of, and demand for, these commodities;
▪speculative activities;
▪the availability and costs of substitutes;
▪inflation; and
▪political and economic conditions, including interest rates and currency values.

26.	FINANCIAL RISK MANAGEMENT (continued)

a)Market Risk (continued)
(i)  Price Risk (continued)
The principal financial instruments that we hold which are impacted by commodity prices are our concentrate trade receivables. The majority of our sales agreements are subject to pricing terms that settle within one to four months after delivery of concentrate, and this adjustment period represents our trade receivable exposure to variations in commodity prices.
We have not hedged the price of any metal as part of our overall corporate strategy.
We hedge a portion of our diesel consumption with the objective of securing future costs. We executed swap and option contracts under a risk management policy approved by our Board of Directors. In addition, due to the ice road supply at the Seabee Gold Operation, we purchase annual consumable supplies in advance at prices which are generally fixed at time of purchase, not during period of use.
A 10% increase or decrease in the silver prices as at December 31, 2019, with all other variables held constant, would have resulted in a $2,260,000 (December 31, 2018 - $891,000) increase or decrease to our trade receivables and after-tax net income.

As we do not have trade receivables for gold sales, movements in gold prices do not impact the value of any financial instruments.

The costs relating to our production activities vary depending on market prices on consumables including diesel fuel and electricity.
During 2019, in accordance with our risk management policy, we have used swaps and options to manage a portion of our cost of diesel. As at December 31, 2019, the fair value of derivative instruments related to our diesel hedges was ($348,000) (December 31, 2018 - ($1,908,000)).
Marigold Mine
Our instruments are based on the Ultra Low Sulphur Gulf Coast Diesel Index for diesel consumed at the Marigold mine. As at December 31, 2019, we have hedged the following future anticipated usage at the Marigold mine:

	2020	2021
Gallons hedged (in thousands)	4,200	600
Portion of forecast diesel hedged	41.2%	5.9%
Floor price ($/gallon)	1.72	1.50
Cap price ($/gallon)	2.22	2.19

As at December 31, 2019, the spot price of diesel was $1.95 per gallon. If and when it is determined to be favourable, we may execute additional diesel fuel hedges under our risk management policy.
Seabee Gold Operation
As at December 31, 2019, we have not hedged future anticipated diesel usage at the Seabee Gold Operation. If and when it is determined to be favourable, we may execute additional diesel fuel hedges under our risk management policy.

25.	FINANCIAL RISK MANAGEMENT (continued)

a)Market Risk (continued)
(i)  Price Risk (continued)
Marketable Securities
We hold certain investments in marketable securities which are measured at fair value, being the closing share price of each equity investment at the balance sheet date. We are exposed to changes in share prices which would result in gains and losses being recognized in OCI. A 10% change in prices would have a $5,748,000 impact on total comprehensive income at December 31, 2019 (December 31, 2018 - $2,555,000). We did not hedge any securities in 2019 or 2018.

(ii)  Currency Risk

Currency risk is the risk that the fair values or future cash flows of our financial instruments and other assets and liabilities will fluctuate because of changes in foreign currency rates. Our financial instruments are exposed to currency risk where those instruments are denominated in currencies that are not the same as the functional currency of the entity that holds them; foreign exchange gains and losses in these situations impact earnings.
The following are the most significant areas of exposure to currency risk, shown in thousands of U.S. dollars:

	December 31, 2019
	Canadian dollar	Argentine peso
Cash	$4,786	$146
Value added tax receivable	148	19,023
Other financial assets	—	1,250
Trade and other payables (excluding income taxes)	(26,695)	(13,411)
Reclamation and closure cost provision	(6,239)	—
Moratorium	—	(9,120)
Total	$(28,000)	$(2,112)

	December 31, 2018
	Canadian dollar	Argentine peso
Cash	$7,982	$1,604
Value added tax receivable	145	17,039
Other financial assets	—	1,098
Trade and other payables (excluding income taxes)	(22,974)	(9,908)
Reclamation and closure cost provision	(5,752)	—
Moratorium	—	(19,057)
Total	$(20,599)	$(9,224)

We monitor and manage this risk with the objective of ensuring our company-wide exposure to negative fluctuations in currencies against the U.S. dollar is managed.

26.	FINANCIAL RISK MANAGEMENT (continued)

a)Market Risk (continued)
(ii)  Currency Risk (continued)

Over the course of 2019, the Argentine peso continued to devalue by approximately 59% compared to 102% in 2018. We have a net Argentine peso liability position which has resulted in foreign exchange gains as a result of the devaluation of the Argentine peso.

The Canadian dollar was relatively stable through most of 2019, ending the year having appreciated by 5.0% (2018 - depreciated by 8.7%) and closing at $1.30 Canadian dollar per one U.S. dollar. We have a net Canadian dollar liability position which has resulted in foreign exchange losses as a result of the strengthening of the Canadian dollar.

Our Seabee Gold Operation has exposure to Canadian dollar operating and capital costs. Under our risk management policy, we have entered into options to manage this exposure. As at December 31, 2019, we had the following hedge positions outstanding:

	2020	2021
Notional amount (in thousands of Canadian dollars)	54,000	—
Portion of forecast exposure hedged	39.1%	—%
Floor level (Canadian dollars per $1 U.S. dollar)	1.2757	—
Cap level (Canadian dollars per $1 U.S. dollar)	1.3683	—

As at December 31, 2019, the fair value of derivative instruments related to our foreign currency hedges was $350,000 (December 31, 2018 ($890,000)).

We assessed the impact of a 10% change in the U.S. dollar exchange rate relative to the Canadian dollar and a 25% change in the U.S. dollar exchange rate relative to the Argentina peso as at December 31, 2019 and 2018 on financial assets and liabilities, with all other variables held constant.

The respective changes in each currency would have resulted in the following impact to our total comprehensive income:

Years ended December 31	2019	2018
Canadian dollar	$2,044	$1,504
Argentine peso	370	1,614

(iii)  Interest Rate Risk
Interest rate risk is the risk that the fair values or future cash flows of our financial instruments will fluctuate because of changes in market interest rates. Interest rate risk arises from the interest rate impact on our cash and cash equivalents and our moratorium liability because these are the only financial instruments we hold that are impacted by interest based on variable market interest rates. The 2013 Notes and 2019 Notes have a fixed interest rate and are not exposed to fluctuations in interest rates. A change in interest rates would impact the fair value of the 2013 Notes and 2019 Notes, but because we record the 2013 Notes and 2019 Notes at amortized cost, there would be no impact on our financial results. We monitor our exposure to interest rates closely and have not entered into any derivative contracts to manage our risk.

As at December 31, 2019, the weighted average interest rate earned on our cash and cash equivalents was 1.8% (December 31, 2018 - 2.4%). With other variables unchanged, a 1.0% change in the annualized interest rate would impact after-tax net income by $3,274,000 (December 31, 2018 - $3,372,000).

26.	FINANCIAL RISK MANAGEMENT (continued)
b)Credit Risk
Credit risk is the risk that a third party might fail to discharge its obligations under the terms of a financial contract. Our credit risk is limited to the following instruments:

(i) Credit risk related to financial institutions and cash deposits

Under our investment policy, investments are made only in highly-rated financial institutions and corporate and government securities. We diversify our holdings and consider the risk of loss associated with investments to be low.

(ii) Credit risk related to trade receivables

We are exposed to credit risk through our trade receivables on concentrate sales, which are principally with internationally-recognized counterparties. Payments of receivables are scheduled, routine and received within a contractually agreed time frame. We manage this risk through provisional payments of at least 75% of the value of the concentrate shipped, through transacting with multiple counterparties and retaining title to the concentrate for the majority of our sales until we receive the first provisional payment.

(iii) Credit risk related to other financial assets

Our credit risk with respect to other financial assets includes deferred consideration following the sales of various mineral properties. We have security related to these payments in the event of default.

We also have credit risk through our significant value-added tax ("VAT") receivables and other receivables balance that is collectible from the government of Argentina. The balance is expected to be recoverable in full, however due to legislative rules and the complex collection process, a significant portion of the asset is classified as non-current until government approval of the recovery claim is approved.

Our maximum exposure to credit risk as at December 31, 2019 and December 31, 2018 was as follows:

	December 31, 2019	December 31, 2018
Cash and cash equivalents	$503,647	$419,212
Value added tax receivable	21,416	18,802
Trade receivables and other assets	54,164	11,287
Other financial assets	17,964	28,883
	$597,191	$478,184

At December 31, 2019, no amounts were held as collateral except those discussed above related to other financial assets.

26.	FINANCIAL RISK MANAGEMENT (continued)
c)Liquidity Risk
Liquidity risk is the risk that we will not be able to meet our obligations associated with financial liabilities as they fall due. We manage our liquidity risk through a rigorous planning, budgeting and forecasting process, which is reviewed and updated on a regular basis, to help determine the funding requirements to support our current operations, expansion and development plans, and by managing our capital structure as described in note 26(d). Our objective is to ensure that there are sufficient committed financial resources to meet our business requirements for a minimum of twelve months.
To supplement corporate liquidity, we have a credit facility (note 14(b)) of which we utilized $580,000 (December 31, 2018 - $8,000,000) to secure certain obligations arising under workers' compensation insurance.
In addition, we use surety bonds to support certain environmental bonding obligations. As at December 31, 2019, we had surety bonds totaling $84,431,000 outstanding (December 31, 2018 - $54,053,000).
We enter into contracts that give rise to commitments in the normal course of business for future minimum payments. The following table summarizes the remaining contractual maturities of our financial liabilities, operating and capital commitments, shown in contractual undiscounted cash flows:

	Payments due by period (as at December 31, 2019)
	Less than one year	1 - 3 years	4-5 years	After 5 years	Total
Accounts payable and accrued liabilities	$92,018	$—	$—	$—	$92,018
Moratorium liability	3,537	5,583	—	—	9,120
Convertible notes (principal portion) (note 14)	115,000	—	—	230,000	345,000
Interest payments on convertible notes (note 14)	7,403	11,500	11,500	8,625	39,028
Reclamation and closure costs	9,556	5,694	—	115,438	130,688
Operating expenditure commitments	6,539	1,137	980	2,440	11,096
Capital expenditure commitments	13,311	—	—	—	13,311
Total contractual obligations	$247,364	$23,914	$12,480	$356,503	$640,261

We believe working capital at December 31, 2019, together with future cash flows from operations, are sufficient to support our commitments through 2020.

26.	FINANCIAL RISK MANAGEMENT (continued)

d)Capital management
Our objectives when managing capital are:

▪	to safeguard our ability to continue as a going concern in order to develop and operate our current projects and pursue strategic growth initiatives; and

▪	to maintain a flexible capital structure and minimize the cost of capital.
In assessing our capital structure, we include in our assessment the components of shareholders’ equity and our 2013 Notes and 2019 Notes. In order to facilitate the management of capital requirements, we prepare annual budgets and periodic forecasts and continuously monitor and review actual and forecasted cash flows. The annual budgets are monitored and approved by the Board of Directors.
To maintain or adjust the capital structure, we may, from time to time, issue new shares, issue new debt, repay debt or dispose of non-core assets. We expect our current capital resources will be sufficient to carry out our exploration plans and support operations through the current operating period.
As of December 31, 2019, we were in compliance with our externally-imposed financial covenants in relation to the credit facility (note 14(b)). We do not have any financial covenants in relation to our 2013 Notes and 2019 Notes (note 14).